UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ____________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2007

Genesis HealthCare Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351	20-0023783

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA	19348

(Address of Principal Executive Offices)	(Zip Code)

                              Registrant’s telephone number, including area code:    (610) 444-6350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

     Genesis Healthcare Corporation has entered into amendments, dated January 30, 2007, to the employment agreements of each of David C. Almquist, Richard P. Blinn, James V. McKeon, Robert A. Reitz, Barbara J. Hauswald, Paul Bach, James W. Tabak, Eileen M. Coggins, Irene Fleshner, Richard Castor and Richard Pell.

     The amendments (i) extend the term of the agreements for two years and automatically extend the term for two years following a change of control (as defined in the employment agreements); (ii) entitle the executives to an additional lump-sum cash payment equal to the sum of the executive’s average base salary and average assumed cash incentive compensation (each as defined in the employment agreements) if the employment agreement is terminated (x) by Genesis without cause; (y) by the executive for good reason within 24 months following a change of control or (z) by Genesis prior to the date on which the change of control occurs if it is reasonably demonstrated by the executive that such termination of employment was at the request of a third party that has taken steps reasonably calculated to effect a change of control or otherwise arose in connection with or anticipation of a change of control; (iii) where applicable, eliminate the requirement that upon the occurence of an event that constitutes good reason to terminate, the executive either resign no later than 60 days following such occurrence or waive his or her right to terminate for such good reason and (iv) to the extent necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended, provide that any payments following termination be made six months thereafter, together with interest, and that Genesis will pay the executives’ legal fees as incurred in respect of any disputes under the employment agreements regardless of the prevailing party. In addition, the employment agreements were amended to reflect the executives’ current position, work location and base salary.

     The foregoing description is qualified in its entirety by reference to the full text of the form of employment agreement entered into by each of the executives named above, which is attached to this Report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

                     (d) Exhibits.

                     See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	_______/s/ James V. McKeon_______________
Name: James V. McKeon
Title: Chief Financial Officer

Date: February 5, 2007

INDEX OF EXHIBITS

Number	Exhibit

99.1	Form of Employment Agreement entered into between Genesis Healthcare
Corporation, on the one hand, and each of David C. Almquist (as EVP – Southern
Area), Richard P. Blinn (as President – Northern Area), James V. McKeon (as
EVP and CFO), Robert A. Reitz (as EVP and COO), Barbara J. Hauswald (as SVP
– Planning and Development), Paul Bach (as EVP – Central Area), James W.
Tabak (as SVP – Human Resources), Eileen M. Coggins (as SVP and General
Counsel), Irene Fleshner (as SVP – Clinical Practice), Richard Castor (as SVP –
Information Systems) and Richard Pell (as SVP - Administration).